AMERICAN INDEPENDENCE FUNDS TRUST II

(the “Trust”)

SUPPLEMENT DATED MARCH 2, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2015

AMERICAN INDEPENDENCE LAFFER DIVIDEND GROWTH FUND

(TICKER SYMBOL: LDGCX)

This supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2015,  for the American Independence Funds Trust II, updates certain information in the Prospectus and SAI with respect to the Class C shares of the American Independence Laffer Dividend Growth Fund (the “Fund”), a series of the Trust.

Effective February 10, 2015, please be advised that American Independence Financial Services, LLC has recommended, and the Board of Trustees of the Fund has approved, the temporary suspension of the offering of Class C shares of the Fund until further notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE